UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2012

FINISHING TOUCHES HOME GOODS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-172440	45-2563323
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

320 E. Shea Boulevard, Suite 200, Phoenix, Arizona   85025
(Address and telephone number of principal executive office)

Registrant’s telephone number, including area code:  (480) 945-3449

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Nikolay Koval, Ravilya Islyntieva, Roman Urkevitch and Olga Shenberger’s resignation from our board of directors announced in our Current Report on Form 8-K dated January 27, 2012 and in our Schedule 14-F1 Information Statement dated February 21, 2012, is now effective as of March 1, 2012.  Mark K. Hunter is now our sole director and officer.

There was no disagreement between Nikolay Koval, Ravilya Islyntieva, Roman Urkevitch and Olga Shenberger and  our company’s policies or procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINISHING TOUCHES HOME GOODS INC.

By:

/s/Mark K. Hunter
Mark K. Hunter
CEO, CFO, Secretary, Treasurer and Director

Date: March 1, 2012